UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
MAY 18, 2006

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6680 N. Highway 49
Lino Lakes, MN		55014
(Address of Principal Executive Offices)		(Zip Code)

(651) 784-1250
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.         Entry into a Material Definitive Agreement

          On May 18, 2006, Northern Technologies International Corporation (“NTIC”) and Emeritushnic Facilities Company, Inc., an entity owned by NTIC’s former Chairman of the Board and Chief Executive Officer and current Chairman Emeritus, Philip M. Lynch, and certain of his family members, excluding Patrick G. Lynch, NTIC’s current President and Chief Executive Officer (“EFC”), entered into a consulting agreement (the “Consulting Agreement”), effective as of May 1, 2006.  Pursuant to the Consulting Agreement, NTIC has engaged EFC to perform certain consulting services to NTIC, including maintaining communications and relations between NTIC and its joint venture partners.  In consideration for such services, NTIC has agreed to pay EFC a monthly fee of $25,000 and to reimburse EFC up to a maximum of $180,000 per year for documented, out-of-pocket expenses reasonably incurred by EFC in the course of conducting business on behalf of NTIC.  NTIC also agreed to cover EFT under NTIC’s liability insurance to the extent applicable and possible and to provide to EFC at NTIC’s expense:  (a) an office with e-mail, phone, fax machine, and copier access, and (b) an administrative support person.  Any additional use of NTIC resources, including but not limited to, people, financial resources, outside consultants and outside technical service people, will be subject to prior approval of NTIC’s Chief Financial Officer. The Consulting Agreement may be terminated by either party for any reason upon at least 90 days prior written notice to the other party and may be terminated upon the occurrence of other certain events, as set forth in the Consulting Agreement.  The Consulting Agreement also contains other standard terms, including provisions regarding confidentiality, non-competition and non-solicitation.

          The description of the Consulting  Agreement set forth above is qualified in its entirety by the Consulting Agreement, itself, a  copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

          NTIC expects to engage an independent consultant to examine and to recommend to the Board of Directors of NTIC, or an appropriate committee of the Board, a compensation or benefit arrangement with Mr. Philip Lynch, which would replace or supplement the Consulting Agreement.  Final terms of such an arrangement, however, have not yet been finalized.

Section 9  —  Financial Statements and Exhibits

Item 9.01          Financial Statements and Exhibits

          (c)       Exhibits.  The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Consulting Agreement dated as of May 1, 2006 between Northern Technologies International Corporation and Emeritushnic Facilities Company, Inc.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION
By:

Matthew C. Wolsfeld
Chief Financial Officer

Dated: May 22, 2006

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

10.1	Consulting Agreement dated as of May 1, 2006 between Northern Technologies International Corporation and Emeritushnic Facilities Company, Inc.	Filed herewith